UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 9, 2013

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 9, 2013, Real Goods Solar, Inc., a Colorado corporation (“Real Goods Solar”), and Real Goods Syndicated, Inc., a Delaware corporation and wholly-owned subsidiary of Real Goods Solar (“Buyer”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Syndicated Solar, Inc., a Delaware corporation (“Syndicated I”), Syndicated Solar, Inc., a California corporation (“Syndicated II,” and, together with Syndicated I, the “Sellers”), and Justin Pentelute, the sole shareholder of each of Syndicated I and Syndicated II (the “Owner”). Pursuant to the terms of the Purchase Agreement, Buyer will acquire the Syndicated Solar business operated by Sellers by acquiring substantially all of the Sellers’ assets (other than certain specifically excluded assets) (the “Syndicated Acquisition”). Buyer will also assume certain, but not all, of Sellers’ liabilities.

The purchase price to be paid for the assets consists of: (i) $250,000 in cash paid at closing, (ii) 400,000 shares (subject to certain adjustments described below) of Real Goods Solar Class A common stock (the “Closing Shares”) issued following the completion of Real Goods Solar’s 2013 year-end audited financial statements, and (iii) $2,250,000 through the payment or assumption of certain of Sellers’ current liabilities. The Closing Shares are subject to an adjustment whereby, following the closing, the parties will determine the actual working capital delivered with the purchased assets, and the number of shares issued will be reduced if the amount of working capital delivered with the purchased assets is less than the working capital target set forth in the Purchase Agreement; however, the number of shares will not be increased if the amount of working capital delivered with the purchased assets is higher than the working capital target set forth in the Purchase Agreement. In addition, the Sellers have the potential to earn up to 1,340,000 additional shares of Real Goods Solar Class A common stock in performance based earn-outs and an additional $250,000 in cash to be delivered in the future upon achievement, if at all, of certain earn-out targets for 2013, 2014 and 2015.

Based on the closing price of Real Goods Solar Class A common stock on The NASDAQ Capital Market on the date of execution of the Purchase Agreement, $2.29, and assuming that the maximum number of shares of Real Goods Solar Class A common stock issuable under the Purchase Agreement as purchase price are in fact issued, the value of all of the shares of Real Goods Solar Class A common stock potentially issuable to Sellers under the Purchase Agreement is $3,984,600.

Each of Real Goods Solar, Buyer, Syndicated I and Syndicated II has made customary representations, warranties and agreed to customary and covenants and indemnification obligations in the Purchase Agreement.

Contemporaneously with the closing of the Syndicated Acquisition, Real Goods Solar executed an employment offer letter with Owner. In addition, the Owner has agreed to a two-year non-competition and non-solicitation covenant.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Real Goods Solar’s Board of Directors has unanimously approved the Syndicated Acquisition and the transactions contemplated by the Purchase Agreement.

The representations and warranties of Real Goods Solar and its subsidiaries (including Buyer) contained in the Purchase Agreement have been made solely for the benefit of the Sellers and the Owner. In addition, such representations and warranties (i) have been made only for purposes of the Purchase Agreement, (ii) in some cases, have been qualified by documents filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) by Real Goods Solar prior to the date of the Purchase Agreement, (iii) have been qualified by confidential disclosures made to Sellers and the Owner in connection with the Purchase Agreement that may contain some nonpublic information that is not material under applicable securities laws, (iv) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (v) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (vi) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.

Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Real Goods Solar or its subsidiaries (including Buyer) or their respective business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Real Goods Solar or any of its subsidiaries (including Buyer) or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Real Goods Solar’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Real Goods Solar and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that Real Goods Solar files with the SEC.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above is incorporated by reference to this Item 3.02.

The issuance of Real Goods Solar’s Class A common stock in connection with the Syndicated Acquisition was not a “public offering” as defined in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and met the requirements to qualify for exemption under Regulation D promulgated under the Securities Act. The Sellers represented in writing that they were accredited investors and acquired the securities for their own accounts for investment purposes. A legend will be placed on the stock certificates stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “believe,” “will,” “should” or comparable terminology or by discussions of strategy. While Real Goods Solar believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, realizing synergies and other benefits from the transaction described herein, introduction of new products and services, completion and integration of acquisitions, the possibility of negative economic conditions, and other risks and uncertainties included in Real Goods Solar’s filings with the Securities and Exchange Commission. Real Goods Solar assumes no duty to update any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated August 9, 2013, among Real Goods Solar, Inc., Real Goods Syndicated, Inc. and Syndicated Solar, Inc.

99.1	Press Release, issued by Real Goods Solar, Inc. on August 12, 2013

*	This exhibit excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Kam Mofid
Kam Mofid
Chief Executive Officer

Date: August 12, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated August 9, 2013, among Real Goods Solar, Inc., Real Goods Syndicated, Inc. and Syndicated Solar, Inc.

99.1	Press Release, issued by Real Goods Solar, Inc. on August 12, 2013

*	This exhibit excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.